Exhibit 99.1

ITEM 4 AND ITEM 5

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of Credit Acceptance Corporation, Credit Acceptance Auto Loan Trust 2023-3 and Wells Fargo Securities, LLC.:
We have performed the procedures enumerated below, on certain information with respect to attributes of Credit Acceptance Corporation’s (the “Company”) vehicle loans as of June 30, 2023 (the “Subject Matter”) related to Credit Acceptance Auto Loan Trust 2023-3’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.
The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and Wells Fargo Securities, LLC (“Wells Fargo” and together with the Company and the Issuer, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.
Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.
The procedures we performed on the automobile receivables and our findings are as follows.
1.On July 10, 2023, the Company provided an electronic file (the “Data File”) with information for certain vehicle loans included in the Securitization Transaction, which the Company represented was as of the close of business on June 30, 2023.
2.Grant Thornton selected one hundred vehicle loans on a random basis from the Data File. The sample of loans is listed in Exhibit A. For each of the selected loans we compared the following information, designated by Wells Fargo, to the related retail installment contract provided by the Company, and in instances where consumers changed their address subsequent to the origination of their loan, we compared the state to other Company records.

a.Loan number
b.Original amount financed
c.First payment date (scheduled)
d.Original term to maturity
e.Monthly payment
f.Interest rate
g.State
h.Compared the Vehicle Identification Number (“VIN”) on the contract to the VIN on the title document (actual title, title application, VINtek, or acceptable proof of lien, as applicable)
We defined the term “compare” as meaning we compared to the information shown in the Data File and found it to be in agreement. Such information was deemed to be in agreement if differences were attributable to rounding. The term “rounding” was defined as meaning amounts and percentages that were within $1 and 0.1%, respectively. We noted no exceptions.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:
•Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements
•Addressing the value of collateral securing any such assets being securitized
•Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations
•Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization
•Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions
•Forming any conclusions
•Any other terms or requirements of the transaction that do not appear in this report.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.
/s/ GRANT THORNTON LLP
Southfield, Michigan
August 4, 2023

Exhibit A

Sample	Loan Number	Sample	Loan Number	Sample	Loan Number
1	XXXX1093	35	XXXXX7934	69	XXXXX7246
2	XXXX3376	36	XXXXX9434	70	XXXXX0210
3	XXXX1393	37	XXXXX1535	71	XXXXX4900
4	XXXX9181	38	XXXXX7487	72	XXXXX8917
5	XXXX8591	39	XXXXX5438	73	XXXXX9813
6	XXXX8602	40	XXXXX6727	74	XXXXX0894
7	XXXX2996	41	XXXXX4096	75	XXXXX7673
8	XXXX1178	42	XXXXX4244	76	XXXXX5708
9	XXXX8658	43	XXXXX3298	77	XXXXX6985
10	XXXX2003	44	XXXXX2284	78	XXXXX2813
11	XXXX2923	45	XXXXX0409	79	XXXXX4270
12	XXXX8662	46	XXXXX4221	80	XXXXX2950
13	XXXX7001	47	XXXXX5248	81	XXXXX8719
14	XXXX8689	48	XXXXX8402	82	XXXXX5947
15	XXXX1836	49	XXXXX7519	83	XXXXX1231
16	XXXX8002	50	XXXXX3516	84	XXXXX5322
17	XXXX4914	51	XXXXX2367	85	XXXXX9320
18	XXXXX0617	52	XXXXX3480	86	XXXXX7070
19	XXXXX6972	53	XXXXX2503	87	XXXXX8986
20	XXXXX4233	54	XXXXX8014	88	XXXXX1283
21	XXXXX6786	55	XXXXX0644	89	XXXXX2748
22	XXXXX7237	56	XXXXX8336	90	XXXXX7385
23	XXXXX4554	57	XXXXX8660	91	XXXXX9335
24	XXXXX7897	58	XXXXX1961	92	XXXXX2218
25	XXXXX5267	59	XXXXX4709	93	XXXXX4539
26	XXXXX6131	60	XXXXX2759	94	XXXXX0095
27	XXXXX4708	61	XXXXX3696	95	XXXXX5627
28	XXXXX1965	62	XXXXX5488	96	XXXXX3793
29	XXXXX2432	63	XXXXX4714	97	XXXXX8344
30	XXXXX2807	64	XXXXX4096	98	XXXXX5377
31	XXXXX6709	65	XXXXX6233	99	XXXXX7085
32	XXXXX4292	66	XXXXX8449	100	XXXXX6726
33	XXXXX8530	67	XXXXX0545
34	XXXXX7124	68	XXXXX4067